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Exhibit 10.2

MUTUAL SERVICES AGREEMENT

This MUTUAL SERVICES AGREEMENT (the "Agreement") is entered into as of March 27, 2001 by and between

        INSTINET CORPORATION, a Delaware Corporation with offices at 875 Third Avenue, New York, New York 10022 ("Instinet"), Archipelago. L.L.C.. an Illinois limited liability company with offices at 110 South Wacker Drive, Suite 2000, Chicago, IL 60606 ("ENTITY").

Each of Instinet and ENTITY are sometimes referred 10 as "Party" or collectively as the "Parties."

WITNESSETH:

        WHEREAS, Each of lnstinet and ENTITY are broker-dealers registered with the Securities and Exchange Commission ("SEC") and members of the National Association of Securities Dealers, Inc. ("NASD"): and

        WHEREAS. Instinet has developed specifications (the "Instinet Specifications") using the Financial Information Exchange ("FIX") protocol, for the development of a computer-to-computer interface to the proprietary Instinet Real-Time Trading Service (the "Instinet System"), to enable ENTITY to receive from Instinet the Instinet Services (as defined herein);

        WHEREAS. ENTITY has developed specifications (the "ENTITY Specifications"), using the FIX protocol for the development of a computer to computer interface to ENTITY'S proprietary real-time trading system (the "ENTITY System") to enable Instinet to receive from ENTITY the ENTITY Services (as defined herein);

        WHEREAS, each of Instinet and ENTITY desires to receive the services of the other as defined herein and has requested a license to use the other's specifications, each to develop an interface;

        WHEREAS, each of Instinet and ENTITY is willing to grant to the other a license to use its specifications to develop an interface, and to provide the other with access to the services as described herein, subject to the terms and conditions hereof;

        NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

TERMS AND CONDITIONS

1.
License; Development of the Interfaces

a)
Instinet represents that it owns all right, title and interest in and to, or has the right to license the Instinet Specifications and access to the Instinet System and Instinet Services and hereby grants to ENTITY a nonexclusive, non-transferable, royalty-free License to utilize the Instinet Specifications solely to develop an interface to the Instinet System (the "Interface to Instinet System"), in order to enable ENTITY to receive the Instinet Services (as defined herein), ENTITY acknowledges that Instinet does not grant to ENTITY any right to use or possess the Instinet Specifications for any other purpose.

(b)
ENTITY represents that it owns all right, title and interest in and to, or has the right to license the ENTITY Specifications and access to the ENTITY System and Services and hereby grants lo Instinct a nonexclusive, non-transferable, royalty-free license to utilize the ENTITY Specifications solely to develop an interface to the ENTITY System (the "Interface to ENTITY System") in order to enable Instinet to receive the ENTITY Services (as defined herein). Instinet acknowledges that ENTITY does not grant to Instinet any right to use or possess the ENTITY Specifications for any other purpose.

(c)
For purposes of this Agreement, the Interface to the Instinet System and the Interface to the ENTITY System are sometimes collectively referred to as the "Interfaces."

(d)
Each Party shall bear the cost for any equipment and telecommunications or other installation costs; necessary to connect its Interface to the other Party's system,

(e)
Each of Instinet and ENTITY shall test the functionality and performance of the Interfaces and their connectivity to the ENTITY System and the Instinet System, respectively, in a timely manner. If and when both Parties are satisfied, in their respective sole discretion, with the functionality and performance of the Interfaces and their connectivity co the Instinet System and the ENTITY System. Instinet shall provide ENTITY with access in the Instinet Services (as defined herein) and ENTITY shall provide Instinet with access to the ENTITY Services (as defined herein).

(f)
Each Party may, from time to time, each in its sole discretion, modify its Specifications, including but not limited to the applicable protocol. In the event of a material modification which affects or will affect the operation of the other Party's Interface, the Party making such modifications shall use commercially reasonable efforts to provide thirty (30) days written notice of the effective date thereof, to the other Party; provided however, that in the event such modification is in response to any rule, order or other release of any regulatory authority having jurisdiction over Instinet and/or ENTITY, and/or to correct any errors, bugs or omissions in their respective Specifications or System, the Party making the modification may provide written notification to the other on less than thirty (30) days notice of the effective date of such modification.

(g)
Each of Instinet and ENTITY shall be solely responsible for any and all costs and expenses incurred in the development or modification of their respective Interfaces.

2.    Term of Agreement

        The effective date of this Agreement shall be the earlier of the date each of the Parties receives a fully executed copy of this Agreement together with all applicable and agreed to exhibits, schedules and amendments thereto, or the first day that either Party provides the other with access to their System via the Interfaces. Thereafter, this Agreement shall continue automatically, month to month, unless terminated pursuant to Section 17 hereof.

3.    Provision of Services

a)
For purposes of this Agreement. "Instinet Services" shall mean the ability for ENTITY to execute against orders directly on the Instinet System to purchase or sell securities (i.e. hit or take) where (a) such orders have been published in and are part of the quotation montage of the Nasdaq Stock Market ("Nasdaq"); and (b) are available for execution at the time of acceptance on Nasdaq's SelectNet Service (or any successor service). ENTITY understands that hit or take orders executed via Nasdaq's SelectNet Service (or any successor service) are subject to access fees as listed on Schedule A attached hereto, and any other charges imposed by Nasdaq.

b)
For purposes of this Agreement, "ENTITY Services" shall mean the ability for Instinet to execute against orders directly on the ENTITY System to purchase or sell securities (i.e. hit or take) where (a) such orders have been published in and are part of the quotation montage of Nasdaq; and (b) are available for execution at the time of acceptance on Nasdaq's SelectNet Service (or any successor service).

c)
For purposes of this Agreement, the Instinet Services and the ENTITY Services are sometimes referred to collectively as "Services."

d)
Subject to the terms and conditions hereof and to Instinct's and ENTITY'S satisfaction with the Interfaces. Instinct shall provide ENTITY with the Instinet Services for use solely in the United States, unless otherwise agreed to by the Parties in writing, and ENTITY shall provide Instinet with the ENTITY Services for use solely in the United States unless otherwise agreed to by the

  Parties in writing. Each of Instinet and ENTITY agrees to utilize and pay for the Services as provided herein,

e)
Each of Instinet and ENTITY acknowledges and agrees that the Services are the only services that each Party shall provide to the other, and that each shall be entitled to receive, pursuant to this Agreement. In furtherance and not in limitation of the foregoing. Instinet and ENTITY acknowledge and agree that each shall not be permitted to enter and/or route new orders to purchase/sell securities into the other's System nor engage in negotiations with other clients of the other Party's System unless the Parties execute a.separate written agreement, or addendum to this Agreement.

f)
Each of Instinet and ENTITY agrees to utilize the other Party's System in the normal course of its business and within the capacity of the other Party's System. Should Instinet determine, in its sole discretion, that ENTITY'S use of the Instinet System is extraordinary and/or beyond the normal capacity of the Instinet System, Instinet shall have the right, power and authority to suspend or terminate ENTITY'S use immediately, with oral or other notification to ENTITY occurring prior to, simultaneously with, or immediately after, termination of ENTITY'S access via the Interface. Should ENTITY determine, in its sole discretion, that Instinet's use of the ENTITY System is extraordinary and/or beyond the normal capacity of the ENTITY System, ENTITY shall have the right, power and authority to suspend or terminate Instinet's use immediately, with oral or other notification to Instinet occurring prior to, simultaneously with, or immediately after, termination of ENTITY'S access, via the Interface.

4.    Client Identification Number;

a)
Each of Instinet and ENTITY will assign identification numbers or other identifier or password, unique and specific to the Other Party, (the "IDs") to authenticate the other Party to its System.

b)
Each of Instinet and ENTITY shall be solely responsible and liable for all trading and all other activity of any type conducted through the use of its assigned IDs.

c)
Each of Instinet and ENTITY shall immediately notify the other Party if it has reason to believe that the security of any of its IDs has been compromised or corrupted, and shall request that the issuing Party immediately disable such IDs. Upon receipt of such notice and request, the issuing Parry shall take action promptly to disable such IDs.

d)
Each of Instinet and ENTITY agrees that it is solely responsible for the safeguarding, security, and confidentiality of any IDs assigned to it by the other Party.

e)
The Terminal IDs assigned to each Party are set forth in Schedules A & B attached hereto.

f)
Each of Instinet and ENTITY hereby agrees, represents and warrants that it shall supervise and monitor the use of and access to the other Party's Services, and shall ensure that such use of and access to the other Party's Services shall be in accordance with the terms and conditions of this Agreement.

5.    Payment for Services

        Each of ENTITY and Instinet shall pay to the other Party, for use of the other Party's Services, the charges set forth in Schedules A and B, respectively, that are annexed hereto and made a part hereof. Such charges may be changed by Instinct and ENTITY, effective at any time, upon ten (10) calendar days written notice to the other Party. Each of Instinet and ENTITY acknowledges and agrees that its continued use of the other's Services beyond ten (10) calendar days after its receipt of written notice of such change or amendment, is fully subject to any such change or amendment.

6.    Compliance with Applicable Law

        Each of Instinet and ENTITY shall monitor its personnel and customers to ensure, in connection with their use of the Services, that all of its personnel and customers abide by and comply with all applicable provisions of the federal and state securities laws, rules and regulations of any self-regulatory securities organizations or securities exchanges of which each of Instinet and ENTITY and/or its personnel are members, or governmental agencies with jurisdiction over transactions executed by or on behalf of the Parties through the Instinet & ENTITY Systems, including, among others, laws that relate to the use of non-public information, short sales, and the Parties receipt and use of the Services, including but not limited to the Parties execution of securities transactions through the Instinet and ENTITY Systems.

7.    Confidentiality and Trade Secrets

a)
Each of Instinet and ENTITY acknowledges and agrees that any information it receives through the other Party's Services, including but not limited to, any marketing data or research prepared by Instinet or ENTITY for the other Party's use, the data base, programs, protocols, displays and manuals (including the selection, arrangement, and sequencing of the contents thereof) are trade secrets, proprietary and unique to the other Parry, as to which copyright and patent rights of the other Party may also exist (the "Confidential Matter"), Each of Instinet and ENTITY agrees, represents, and warrants that it will take all necessary precautions to maintain the secrecy and confidentiality of the other Party's Confidential Matter, and shall not disclose any such Confidential Matter in any form to third parties, including, but not limited to, its customers or clients.

b)
Additionally, each of Instinet and ENTITY shall keep confidential the terms of this Agreement and any additional non-public information regarding the other Parry that it may receive in furtherance of this Agreement, except that the Parties may disclose the other's Confidential Matter to its directors, officers, employees and agents (including accountants, attorneys and those of its parent company), (collectively, "Representatives") who need to know such information for the furtherance of this Agreement; provided, however, that such Representatives are instructed to keep such information confidential in accordance with this Section 7. The receiving Party shall be responsible for any breach of this subsection by any of its Representatives and agrees, at its sole expense, to take all reasonable measures (including but not limited to court proceedings) to restrain its Representatives from prohibited or unauthorized disclosure or use of any Confidential Matter, Non-public information and the Confidential Matter shall include all information which either Party does not make publicly available, but shall not include information which: (a) is otherwise in the public domain at the time of disclosure: (b) was in the possession of or demonstrably known by either of Instinet or ENTITY prior to its receipt from the other; (c) is independently developed by either Party without use of non-public information; or (d) becomes known to a receiving Party from a third party, where the receiving Party reasonably believes that the third party is not bound by confidentiality obligations.

c)
If a receiving Party is requested or required in any judicial or administrative proceeding or court to disclose any Confidential Matter, such receiving Party shall (i) use commercially reasonable efforts to give the providing Party prompt notice of such request so that it may seek an appropriate protective order or other remedy and (ii) consult with the providing Party as to the advisability of taking legally available steps to resist or narrow such request or requirement. The receiving Party shall cooperate fully with the providing Party in obtaining such an order or other remedy. If in the absence of an appropriate protective order or other remedy the receiving Party is nonetheless legally required to disclose Confidential Matter, the receiving Party may make such disclosure without liability hereunder; provided, however, that the receiving Party shall use its best efforts to give the providing Party written notice of the information to be disclosed as far in advance of its disclosure as is practicable and, upon the providing Party's request and at its expense, use its best efforts to obtain reasonable assurances that confidential treatment will be accorded to such Confidential Matter.

d)
Nothing contained in this Section 7 shall be construed as granting or conferring any rights by license or otherwise to the Receiving Party in any Providing Party's Confidential Matter.

8.    Trademarks

a)
Instinet and the Matador Design are trademarks and service marks of Instinet, all rights reserved. ENTITY agrees, represents and warrants that these and other graphics, logos, service marks and trademarks of Instinet (the "Instinet Marks") may not be used, displayed or referenced in any manner without the prior express written consent of Instinet. Nothing in this Agreement should be construed as granting, by implication, estoppel, or otherwise, any license, right or authority to use the Instinet Marks.

b)
ENTITY and the Archipelago trademarks and service marks are trademarks and service marks of ENTITY, all rights reserved. Instinet agrees, represents and warrants that these and other graphics, logos, service marks and trademarks of ENTITY (the "ENTITY Marks") may not be used, displayed or referenced in any manner without the prior express written consent of ENTITY. Nothing in this Agreement should be construed as granting, by implication, estoppel, or otherwise, any license, right or authority to use the ENTITY Marks.

9.    Trade Reporting

a)
For the purposes of transaction reporting to the Automated Confirmation Transaction Service ("ACT"), each of Instinet and ENTITY acknowledges and agrees that the Party that executes any trade on its system shall be permitted to transmit price and/or quantity information about a particular trade to ACT and/or as otherwise required by regulatory authority or law.

10.    Settlement of Transactions and Obligations

a)
ENTITY agrees that settlement of trades executed by ENTITY through the Instinet System will be effected substantially in accordance with the manner set forth in Schedule C hereto, ENTITY agrees that it is ENTITY'S absolute, non-assignable and unconditional obligation, in connection with each securities trade executed by ENTITY through the Interface to the Instinet System to deliver, by settlement date, in good deliverable form, the subject securities and/or funds, as well as any required remittance of interest, dividend payments, and/or other distributions. ENTITY agrees, represents, and warrants that it shall honor this settlement obligation without regard to whether: (a) the trade was made as a principal, or for a third-party account as a broker, agent, trustee or other representative; (b) any such third-party account honors its obligations to deliver in a timely manner securities and/or funds, or remits in a timely manner interest, dividends, or other distributions to ENTITY; (c) the trade executed was authorized by ENTITY and/or any third-party account; or (d) ENTITY wishes to challenge or raise defenses of any nature whatsoever to the transaction. Without limiting the foregoing obligation, in the event ENTITY does not receive timely delivery of securities and/or funds from a third-party account, or if ENTITY becomes aware that a third-party for whom ENTITY is acting is unwilling or unable to settle any transaction. ENTITY shall provide to Instinet immediate notice thereof, including without limitation the identity (name and address) of the third party.

b)
Instinet agrees that settlement of trades executed by Instinet through the ENTITY System will be effected substantially in accordance with the manner set forth in Schedule D hereto. Instinet agrees that it is Instinet's absolute, non-assignable and unconditional obligation, in connection with each securities trade executed by Instinet through the Interface in the ENTITY System to deliver, by settlement date, in good deliverable form, the subject securities and/or funds, as well as any required remittance of interest, dividend payments, and/or other distributions. Instinet agrees, represent, and warrants that it shall honor this settlement obligation without regard to whether: (a) the trade was made as a principal, or for a third-party account as a broker, agent, trustee or other representative; (b) any such third-party account honors its obligations to deliver in a timely manner securities and/or funds, or remits in a timely manner interest, dividends, or other distributions to Instinet; (c) the trade executed was authorized by Instinet and/or any third-party account; or (d) Instinet wishes to challenge or raise defenses of any nature whatsoever to the transaction. Without limiting the foregoing obligation, in the event Instinet does not receive timely delivery of securities and/or funds from a third-party account, or if Instinet becomes aware that a third-party for whom Instinet is acting is unwilling or unable to settle any transaction, Instinet shall provide to ENTITY immediate notice thereof, including without limitation the identity (name and address) of the third party.

11.    Restricted Third Party Rights

a)
Each of Instinet's clients shall be and hereby is deemed a third-party beneficiary of ENTITY'S obligations in Section 10 hereof. No other third party beneficiary rights in any regard with respect to any client or any other third party are created by this Agreement.

b)
Each of ENTITY'S clients shall be and hereby is deemed a third party beneficiary of Instinet's obligations in Section 10 hereof. No other third party beneficiary rights in any regard with respect to any client or any other third party are created by this Agreement.

12.    Clearly Erroneous Trades

a)
Instinet has the right, power, and authority, in its sole discretion, to modify the terms of or ro cancel transactions executed through the Instinet System that Instinet determines in its sole discretion to be the product of clearly erroneous orders placed by or on behalf of ENTITY into the Instinet System.

b)
ENTITY has the right, power, and authority, in its sole discretion, to modify the terms of or to cancel transactions executed through the ENTITY System that ENTITY determines in its sole discretion to be the product of clearly erroneous orders placed by or on behalf of Instinet into the ENTITY System.

13.    Indemnity

a)
ENTITY agrees to indemnify and hold Instinet, its affiliates (and their respective officers, directors, and employees) harmless from and against all costs, including, but not limited to, costs relating to damages (direct, consequential, and/or incidental in nature, claims, demands, proceedings, suits, actions, investigations or inquiries by any regulatory body, any other liabilities, and any legal fee or costs related thereto (together, the "Instinet Costs") resulting from, in connection with, or arising out of any failure by ENTITY, for any reason, fraudulent, negligent, or otherwise, to comply with its obligations, or breach of its representations or warranties under this Agreement, unless such Instinet Costs result directly and solely from the gross negligence, willful misconduct or fraud of Instinet.

b)
Instinet agrees to indemnity and hold ENTITY, its affiliates (and their respective officers, directors, and employees) harmless from and against all costs, including, but not limited to. costs relating to damages (direct, consequential, and/or incidental in nature), claims, demands, proceedings, suits, actions, investigations or inquiries by any regulatory body, any other liabilities, and any legal fees or costs related thereto (together, the "ENTITY Costs") resulting from, in connection with, or arising out of any failure by Instinet, for any reason, fraudulent, negligent, or otherwise, to comply with its obligations, or breach of its representations or warranties under this Agreement, unless such ENTITY Costs result directly and solely from the gross negligence, willful misconduct or fraud of ENTITY.

14.    No Warranties

a)
ENTITY understands that all Instinet Services and Specifications are provided "as is", without warranty of any kind, by Instinet and its subsidiaries and affiliates, including, but not limited to the implied warranties of merchantability, fitness for a particular purpose, title, and non-infringement. The entire risk as to the quality and performance of any Instinet Service or Specification provided pursuant to or contemplated by this Agreement is unilaterally with ENTITY. Instinet does not agree, represent or warrant that such Instinet Service or Specification will meet ENTITY'S requirements, be error free, or operate without interruption. Instinet intends the information contained in the Instinet Services to be accurate and reliable and that the transactions will be carried out without interruption or error. ENTITY, however, acknowledges and accepts that such errors may occur and agrees that any such errors do not create any cause of action or basis for recourse against Instinet. Instinet makes no representations, express or implied, as to the content or accuracy of any third-party information available to ENTITY through use of the Instinet Services. Specifications or the FIX Interface provided pursuant to or contemplated by the Agreement, and disclaims any responsibility for its content.

b)
Instinet understands that all ENTITY Services and Specifications are provided "as is," without warranty of any kind, by ENTITY and its subsidiaries and affiliates, including, but not limited to, the implied warranties of merchantability, fitness for a particular purpose, title, and non-infringement. The entire risk as to the quality and performance of any ENTITY Service or Specification provided pursuant to or contemplated by this Agreement is unilaterally with Instinet ENTITY does not agree, represent or warrant that such ENTITY Service or Specification will meet Instinet's requirements, be error free, or operate without interruption. ENTITY intends the information contained in the ENTITY Services to be accurate and reliable and that the transactions will be carried out without interruption or error. Instinet, however, acknowledges and accepts that such errors may occur and agrees that any such errors do not create any cause of action or basis for recourse against ENTITY. ENTITY makes no representations, express or implied, as to the content or accuracy of any third-party information available to Instinet through use of the ENTITY Services, Specifications or the Fix Interface provided pursuant to or contemplated by the Agreement, and disclaims any responsibility for its content.

15.    No Investment Advice

        Instinet and ENTITY each understand and acknowledge that no part of either Party's Services constitutes investment advice, and that the Services should not be construed as making forecasts, projecting returns, or recommending any particular course of action, security, investment strategy or other matter.

16.    Limitation of Liability

        Except as provided for in this section, NEITHER ENTITY, ITS SUBSIDIARIES AND AFFILIATES, NOR INSTINET ITS SUBSIDIARIES AND AFFILIATES, SHALL BE LIABLE FOR ANY LOSS OF PROFITS. LOSS OF USE, LOSS OF COST OR OTHER SAVINGS, OR DAMAGE SUFFERED OR COSTS AND EXPENSES INCURRED BY THE OTHER PARTY, OR ANY THIRD PARTY CLAIMING BY OR THROUGH THE OTHER PARTY OF ANY NATURE, OR FROM ANY CAUSE WHATSOEVER, WHETHER DIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL, INCLUDING CHANGES TO OBLIGATIONS DUE UNDER THE LAWS, RULES, ORDERS, OR REGULATIONS OF ANY FEDERAL, STATE, OR OTHER REGULATORY JURISDICTION, ARISING OUT OF OR RELATING TO THE FURNISHING PERFORMANCE OR USE OF, OR INABILITY TO USE ANY OF EITHER PARTY'S, SERVICE, SPECIFICATION, OR THE FIX INTERFACE PROVIDED PURSUANT TO OR CONTEMPLATED BY THIS AGREEMENT.

a)
Instinet shall be responsible only for any direct loss or damage incurred by ENTITY directly and solely caused by: (i) errors in transmission and/or processing caused by Instinet (verified by ENTITY'S system print-outs and substantiated by the computer's records) involving ENTITY in a transaction on terms other than those last entered by ENTITY; (ii) any failure to confirm to ENTITY, by print-out at its terminal or by telephonic communication, any transaction to which ENTITY is a party, provided that ENTITY informs Instinet promptly by telephone upon discovery of the same; (iii) Instinet's failure to make timely delivery of the subject securities and/or funds, as well as any required remittance of interest, dividend payments, and/or other distributions not caused in whole or in part by the occurrence of any contingency beyond the control of Instinet, including but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, accidents, explosions, interruptions or imperfections in telephone service, electrical disturbances, brown-outs or black-outs, floods, storms, acts of God, and similar occurrences; or (iv) the gross negligence, willful default, or fraud of Instinet.

b)
ENTITY shill be responsible only for any direct loss or damage incurred by Instinet directly and solely caused by: (i) errors in transmission and/or processing caused by ENTITY (as verified by ENTITY'S system print-outs and substantiated by the computer's records) involving Instinet in a transaction on terms other than those last entered by Instinet; (ii) any failure to confirm to Instinet, by print-out at its terminal or by telephonic communication, any transaction to which Instinet is a party, provided that Instinet informs ENTITY promptly by telephone upon discovery of the same; (iii) ENTITY'S failure to make timely delivery of the subject securities and/or funds, as well as any required remittance of interest, dividend payments, and/or other distributions not caused in whole or in part by the occurrence of any contingency beyond the control of ENTITY, including but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, accidents, explosions, interruptions or imperfections in telephone service, electrical disturbances, brown-outs or black-outs, floods, storms, acts of God, and similar occurrences; or (iv) the gross negligence, willful default, or fraud of ENTITY.

17.    Termination

a)
Either Instinet or ENTITY may terminate this Agreement, at any time, each in its sole discretion upon ten (10) calendar days prior written notice.

b)
Each of Instinet or ENTITY has the unilateral right, power, and authority to terminate this Agreement, immediately, and without prior notice to the other Party, in the event:

(i)
the other Party has materially breached or otherwise failed to comply with or adhere to any representation, warranty or material obligation under this Agreement;

(ii)
the other Party has violated or, in the first Party's reasonable judgment, is about to violate any applicable federal or state law, any rule or regulation of any self-regulatory securities organization or securities exchange of which the other Party and/or its employees are members or governmental agencies with jurisdiction ever transactions executed by or on behalf of it through the first Party's System in connection with its receipt or use of the Services or Specifications:

(iii)
the other Party is engaged in a bankruptcy. insolvency or similar proceeding, on a voluntary or involuntary basis, an order or resolution is passed far its winding up, a receiver or administrator is appointed in respect of any of its assets, or the Party is otherwise unable to pay its debts as they come due; or

(iv)
a Party determines, in its sole discretion, that the other Party's continued use of its Services and Specifications poses an undue or significant financial, regulatory, operational, or other risk to the first Party, or is otherwise not in accordance which the first Party's then-applicable criteria for continuing access.

c)
Notwithstanding any provision to the contrary in this Agreement, Instinet and ENTITY shall have the right, power, and authority to cease providing Services to the other Party, and/or terminate such Party's license to use the other Party's Specifications, at any time without prior notice, and without any obligation or liability to the other Party, in the event the first Party determines that the other Party is not using its Services in a manner consistent with their intended purpose or otherwise in accordance with the terms of this Agreement.

d)
Termination of this Agreement in any manner shall not release either Party from any liability or responsibility, including payment obligations, with respect to transactions effected prior to the effective date of such termination, whether or not claims relating to such transactions have been made before or after such termination.

18.    Material Change to Business

        Each of Instinet and ENTITY shall provide the other Party with oral and written notice of any: (a) name change, (b) change in control, (c) material change in business structure, or (d) material change in business or financial condition of business that could affect that Party's ability to settle a trade, as promptly as possible after the occurrence of any such event.

19.    Bankruptcy or Insolvency

        Each of Instinet and ENTITY Shall provide immediate written notice to the other Party in the event of any voluntary or involuntary filing by or against it under any bankruptcy, insolvency, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect.

20.    Waiver of Compliance

        Any failure of Instinet on the one hand, or ENTITY on the other, to comply with any obligation herein may be expressly waived in writing by the other party to this Agreement. Any such waiver or failure to insist upon strict compliance with such obligation, however, shall not operate as a waiver of, or estoppel with respect to any subsequent or other failure.

21.    Assignment

        This Agreement and the rights hereunder are not transferable or assignable without the prior written consent of the non-assigning party; provided however, that this Agreement may be assigned by either Party to (a) person or entity who acquires substantially all of its assets, stock or business by sale, merger or otherwise or, (b) to an affiliate of the Party, provided that prompt written notice of such assignment is sent to the other Party. Any purported assignment that is not expressly permitted by this Section shall be void.

22.    Notices

        Unless otherwise expressly specified, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if and when delivered by hand or certified or registered mail with postage prepaid, to the address of Instinet or ENTITY first set forth below, or to such other person or address as Instinet or ENTITY shall furnish to the other in writing. Notices by certified or registered mail will be deemed to be received three (3) business days after being sent or on proof of delivery, if earlier. Communications with Instinet via electronic mail or through the Administrative Messages Function do not. under any circumstance, constitute effective notice for any purpose under this Agreement; except that notification of changes to Specifications made in accordance with the terms and conditions of Section 1 herein by either Party may be made via email, return receipt requested, to the appropriate contacts designated by the Parties;.

        For Notification of changes to the Specifications:

If to Instinet:	Mr. Craig Longstaff Instinet Corporation 3 Times Square New York, NY 10036
If to Entity:	Pat Murphy Director of Compliance Archipelago, L.L.C. 100 South Wacker Drive Suite 2000 Chicago, 1L 60606

        For all other Notice under this Agreement:

If to Instinet:	Mr. Jean-Marc Bouhelier, COO Instinet Corporation 3 Times Square New York, NY 10036
With a copy to:	Mr. Paul A. Merolla, Esq. General Counsel Instinet Corporation 3 Times Square New York, NY 10036
If to ENTITY:	Same as above

23.    Authority

        Each of Instinet and ENTITY agrees, represents, and warrants that it has full power and authority to enter into this Agreement and to perform all responsibilities, duties, and obligations for which it is responsible hereunder.

24.    Governing Law

        This Agreement, and the respective rights and obligations of the Parties hereunder, shall be governed by and interpreted in accordance with the laws of the State of New York without reference to its conflicts of law principles.

25.    Arbitration

        In the event of any dispute between the parties arising out of this Agreement not covered by Section 26 (Choice of Forum) herein, the parties shall attempt to resolve such dispute in good faith within thirty (30) calendar days of notification of the dispute delivered by one party to the other. If the parties do not resolve such dispute within such thirty-day period, such dispute shall be resolved before the arbitration facilities of the New York Stock Exchange, Inc. ("NYSE") or the National Association of Securities Dealers, Inc. ("NASD"), by binding arbitration to be conducted in accordance with the NYSE or NASD arbitration rules and procedures, as applicable, in force and effect at the time the dispute arises. ENTITY agrees that Instinet has the unilateral right to select between the NYSE or NASD arbitration facilities to resolve any dispute covered by this Section 25. With respect to arbitration brought pursuant to the rules of the NYSE, the parties agree that:

  a)
  Arbitration is final and binding on the parties.
  b)
  The parties are waiving their right to seek remedies in court, including the right to jury trial.
  c)
  Pre-arbitration discovery is generally more limited than and different from court proceedings.
  d)
  The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

        The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

26.    Choice of Forum

a)
Notwithstanding anything contained herein to the contrary, with respect to any alleged causes of action, claims, loss, damage or dispute or part thereof relating to the validity, infringement, defense or enforcement of any intellectual properly right (including without limitation any claim relating to any Intellectual property right intended to vest or be assigned to Instinet or ENTITY hereunder, and/or with respect to any alleged causes of action, claims, loss, damage or dispute or part thereof relating to breach of confidentiality obligations by Instinet or ENTITY hereunder,

  Instinet and ENTITY hereby irrevocably consent to the personal jurisdiction and venue of the courts of the State of New York and of any federal courts located in New York.

b)
In addition to the foregoing, notwithstanding any prohibition to the contrary herein, each of Instinet and ENTITY also retains the right to seek an injunction in any court to protect itself against a violation by the other Party of its intellectual property rights and confidentiality and each Party acknowledges that the remedy at law for any such breach or threatened breach under this Agreement will be inadequate and that the other party will be entitled to apply for and obtain injunctive relief to restrain the breach or threatened breach of, or otherwise to specifically enforce, the other Party's obligations under this Agreement.

27.    Incorporation of Attachments

        These Terms and Conditions, and all applicable and agreed to exhibits and schedules hereto, as may be amended from time to time, are incorporated in and made a part of this Agreement to the same extent as if set forth in full herein. All references to particular Sections and subsections herein are to Sections and subsections contained in these Terms and Conditions,

28.    Definitions

        Terms defined in any portion of this Agreement shall have the same definition throughout this Agreement.

29.    Headings

        The headings of the Sections of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the managing or interpretation of this Agreement.

30.    Survivability

        The provisions of Sections 5, 6, 7, 8, 10, 11, 13, 14, 16, 24, 25 and 26 shall survive termination of this Agreement or any portion thereof.

31.    Entire Agreement

        This Agreement, including all applicable and agreed to exhibits and schedules hereto, as may be amended from time to time pursuant to Section 5 or this Section 31, as applicable, shall constitute the entire agreement between Instinet and ENTITY, and shall supersede all prior agreements, arrangements, representations or promises, whether oral or written between the Parties regarding use of the other Parties Services and Specifications at defined, herein. Other than with respect to the provisions of Section 5, this Agreement may be amended only by a writing executed by both parties hereto.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the data first written above.

ARCHIPELAGO, L.L.C.		INSTINET CORPORATION
By:	/s/ MIKE CORMACK	/s/ JOAN WHITE
Acknowledged and Agreed on Behalf of ENTITY		Acknowledged and Agreed on behalf of ENTITY
Name: Mike Cormack		Name: Joan White
Title: President		Title:
Date: 4/18/01		Date:

Mutual Services Agreement dated March 27, 2001
"SCHEDULE A"

SCHEDULE OF CHARGES AND LOCATION OF EQUIPMENT
FOR THE INSTINET SERVICES

				One Time Installation Charge	Monthly Charges
•	Charge per Instinet Access ID:			$[***]	$[***]
	Id#	(FIX)	located at
	Id#	(FIX)	located at
	Id#	(FIX)	located at
	Id#	(FIX)	located at
•	Monthly Schedule of Transaction Fees for trades executed directly with Instinet via FIX:
	Share Volume ([***])	Price per Share
	[***] – [***] million	$[***]
	[***] – [***] million	$[***]
	[***] – [***] million[3]	$[***]
	[***] – [***] million	$[***]
	[***] + million[4]	$[***]
1.	Monthly charges ($[***] per id) accrue upon installation of equipment; portions of a month will be pro-rated. [***]
2.	[***] And, [***] will be billed at our access fee rate of [***] cents per/share.
3.	Once customer executes over [***] million shares, the first [***] million shares are charged at $[***]/share.
4.	Once customer executes over [***] million shares, the first [***] million shares are charged at $[***]/share.
By:	/s/ MIKE CORMACK
Acknowledged and Agreed on Behalf of Archipelago, L.L.C.
Name: Mike Cormack Title: President Date: 4/18/01

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        Mutual Services Agreement dated March 27, 2001

"SCHEDULE B"

SCHEDULE OF CHARGES AND LOCATION OF EQUIPMENT
FOR THE ENTITY SERVICES

By:
Acknowledged and Agreed on Behalf of Instinet Corporation
Name: Title: Date:

Mutual Services Agreement dated March 27,2001
"SCHEDULE C"

INSTINET CLEARING ARRANGEMENTS

Instinet settles all transactions on a fully disclosed basis through its affiliate, Instinet Clearing Services, Inc. ("ICS"). With respect to U.S. securities, ICS is a direct participant of the Depository Trust and Clearing Corporation ("DTCC"). ICS's Broker Clearing Number at DTCC is                        . Trade comparison and clearance are accomplished via the services and standards established within the scope of the DTCC processes for U.S. securities deemed by the DTCC as either eligible or non-eligible for book entry settlement.

With respect to foreign securities, such securities will be cleared and settled in either the native country of such security and/or through external depositories recognized by Instinet. Settlement will be on a delivery versus payment basis in the appropriate foreign currency with agents and/or affiliates as designated by ICS.

Mutual Services Agreement dated March 27, 2001
"SCHEDULE D"

ENTITY CLEARING ARRANGEMENTS

ADDENDUM TO MUTUAL SERVICES AGREEMENT
For Mutual Provision of TERMINAL SERVICES

        This Addendum shall serve to amend the Mutual Services Agreement (the "Agreement") dated March 27, 2001 by and between Instinet Corporation, a Delaware corporation with offices at 3 Times Square, New York, New York, 10036 ("Instinet") and Archipelago, L.L.C., an Illinois limited liability company with offices at 100 South Wacker Drive, Suite 2000, Chicago, IL 60606("ENTITY"), in the manner set forth herein.

        Each of Instinet and ENTITY individually and collectively may be referred to as "Party" and "Parties." All capitalized terms used herein without specific definition shall have the meanings ascribed to them in the Agreement.

RECITALS

        WHEREAS, Instinet and ENTITY have entered into the Agreement which allows each of Instinet and ENTITY the ability to execute against orders directly on the other Party's System to purchase or sell securities (i.e. hit or take) where such orders have been published in and are part of the quotation montage of the Nasdaq Stock Market ("Nasdaq"), and are available for execution at the time of acceptance on Nasdaq's SelectNet Service (or any successor service).

        WHEREAS, Instinet and ENTITY each desires to receive additional services via the other Party's terminal which provides the ability to access the other Party's System (each a "Terminal"), including the ability to enter orders to buy and sell securities, subject to the terms and conditions set forth herein (the "Terminal Services");

        NOW THEREFORE, in consideration or the foregoing premises, which are a part hereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

TERMS AND CONDITIONS

1.    Equipment Installation

a)
In addition to the Services provided under the Agreement, each of Instinet and ENTITY shall install one or more Terminals at the other Party's premises as set forth in Schedule One attached hereto (each a "Location"). Each acknowledges and agrees that the Terminals so installed remain the sole and exclusive property of Instinet and ENTITY, respectively.

b)
Each of Instinet and ENTITY shall arrange for the installation of any telecommunications equipment and/or lines at its premises to accommodate receipt of the other Party's Terminal. And, each Party shall connect and install any equipment and/or software (the "Equipment") as appropriate at the other Party's Location for connection of the Terminal to its System.

c)
Each of Instinet and ENTITY shall, at its own expense, provide the necessary space, electrical service, outlets and wiring (in accordance with UL Standards) at its Location(s) for the installation of the other Party's Terminal and Equipment.

d)
Each of Instinet and ENTITY agree not to move, manipulate or otherwise modify or attempt to modify the other Party's Terminal or Equipment from its Location as installed by the other Party, without the prior written consent and supervision of the other Party, for which supervision the receiving Parry may he charged at the other Party's then-current rates for such installation and/or supervision.

2.    Equipment Location:

a)
Each of Instinet and ENTITY hereby agrees, represents and warrants that each of its Locations listed in Schedule One hereto is a business location of the Party under direct supervision of that

  Party, and that it is authorized to utilize the other Party's Terminal Services and otherwise to conduct a securities business at these Locations in compliance with all applicable federal and state laws, and applicable rules and regulations of any self-regulatory organizations including any national securities exchanges or securities associations.

b)
Each Party represents that, to the extent required by applicable law or regulation, its Location is a properly registered branch office or principal place of business.

c)
Each Party agrees, represents and warrants that it will lake reasonable steps to prevent unauthorized third party (or internal) use of or access to the Terminal, Equipment, and Terminal Services accessed thereby.

3.    Client ID Numbers

a)
Each of Instinet and ENTITY will assign unique and specific identification numbers or other identifier to the other Party (the "IDs") to authenticate the other Party to its System.

b)
Each of Instinet and ENTITY shall be solely responsible and liable for all trading and all other activity of any type conducted through the use of its assigned IDs.

c)
Each of Instinet and ENTITY agrees that it is solely responsible for the safeguarding, security, and confidentiality of any IDs assigned to it by the other Party.

d)
The Terminal IDs assigned to each Party are set forth in Schedule One attached hereto.

4.    Use of Equipment

a)
Each of Instinet and ENTITY hereby agrees, represents and warrants that with respect to the other Party's Terminal and Equipment, and the Terminal Services accessed thereby: each shall be the sole authorized user of the Terminal, Equipment and Terminal Services; each shall take all reasonable steps to prevent unauthorized third-party (or internal) use of, or access to, the other Party's Terminal and Equipment; and each shall be solely responsible for all acts or omissions that occur using the other Party's Terminal and Equipment. The Parties further agree, represent, and warrant that no other person or entity shall receive, in any form, the other Party's Terminal Services provided to it, except as set forth in the Addendum or otherwise specifically agreed to in advance and in writing.

b)
Each of Instinet and ENTITY are prohibited from (i) combining, transmitting, broadcasting, disseminating, or creating electronic or other databases with any information obtained through the Terminal, Equipment or the Terminal Services accessed thereby, (ii) making any alteration, connection or interface with or to the Terminal or Equipment or the Terminal Services accessed thereby; (iii) using batch processing, uploading of files or any other means of automated, high speed or mass data entry into the materials; or (iv) otherwise sharing the other Party's Terminal, Equipment and Terminal Services provided thereby, or any information contained therein or derived therefrom, with any third party without the prior written consent of the other Party.

c)
If Instinet and/or ENTITY, each in its own discretion, determines that the other Party must maintain a certain "Order Quality" with respect to orders submitted using a Terminal(s), then Instinet and ENTITY shall mutually agree on the definition and level of such Order Quality for orders submitted through the other Party's System. "Order Quality" shall be defined in terms of the tradability of an order based on a metric measuring size, price in-lineness and duration on the other Party's System.

d)
Each of Instinet and ENTITY agrees to utilize the other party's Terminal, Equipment and Terminal Services in the normal course of its business and within the capacity of the other Party's System. Should Instinet or ENTITY, each in its sole discretion, determine that the other Party's use of its Terminal, Equipment and Terminal Services is extraordinary and/or beyond its normal system capacity, the Party shall have the right, power and authority to suspend or terminate the other Party's access to its Terminal, Equipment and Terminal Services immediately upon oral or other notification to the other Party occurring prior to, simultaneously with, or immediately after such termination.

5.    Training

a)
At the other Party's request, each of Instinet and ENTITY shall provide reasonable training to the other Party in the proper use of the Terminal and Equipment, to specific employees of the other Party. Instinct and ENTITY each agree to reimburse the other for the cost of any such training at the other Pliny's standard rates for such training. Each of Instinet and ENTITY agrees, represents and warrants that only appropriately-trained employees will use or have access to the other Party's Terminal and Equipment and the Terminal Services accessed hereby.

b)
Each of Instinet and ENTITY further agrees, represents and warrants that all employees that will use or have access to the other Party's Terminal. Equipment and the Terminal Services accessed thereby, shall be fully familiar with its obligations under this Addendum and the Agreement, and each shall supervise and monitor it, receipt of and use of the other Party's Terminal, Equipment and Terminal Services. Instinet and ENTITY shall have the right, each in its sole discretion, to prohibit any of the other Party's employees from using or having access to its Terminal, Equipment and the Terminal Services accessed thereby by providing written or oral notice to the other Party of the identity of such individual. Instinet and ENTITY shall take appropriate steps to immediately terminate such individual's use of and access to the other Party's Terminal, Equipment and Terminal Services.

6.    Equipment Maintenance

a)
Each of Instinet and ENTITY will use reasonable efforts to maintain its Terminal and Equipment issued to the other in good working order, and each shall repair at its own cost, any mechanical or other Terminal or Equipment failures that interfere with the other Party's use of the Terminal Services except for those failures that may be caused by the other Parry's negligence or misuse of the Terminal or Equipment, for which it shall charge the other Party in accordance with the maintenance charges set forth in Schedule One, attached hereto and incorporated herein.

b)
Each of Instinet and ENTITY agrees to permit representatives of the other Party access to the Location and its Terminal and Equipment at reasonable times and upon reasonable prior notice for purposes of installation, inspection, maintenance, repair, replacement or removal of such Terminal and Equipment. Instinet and ENTITY will each exercise reasonable care in its use of the other Party's Terminal and Equipment and shall take reasonable steps to protect the Terminal and Equipment from any unauthorized use and physical harm. Each of Instinet and ENTITY shall not permit maintenance, repair, or modification of the other Party's Terminal, Equipment or Terminal Services accessed thereby, by a party other than the other Party or the other Party's representative.

7.    Payment

a)
Each of Instinet and ENTITY shall pay the other Party for the receipt and use of the Other Party's Terminal, Equipment and Terminal Services accessed thereby in accordance with the terms of the Agreement, this Addendum and Schedules One, Two and Three respectively, attached hereto and incorporated herein.

b)
Each of Instinet and ENTITY, in its sole discretion, may change or amend the payment terms contained in Schedules One, Two and Three at any time upon ten (10) days prior written notice. Each of Instinet and ENTITY acknowledges and agrees that its continued receipt or use of the other Party's Terminal, Equipment and Terminal Services accessed thereby, beyond ten (10) calendar days after its receipt from the other Party of written notice of such change or amendment, is fully subject to any such change or amendment.

8.    Reverse Engineering

        Each of Instinet and ENTITY agrees, represents and warrants that it shall not, nor shall it permit any third party to, modify, translate, reverse engineer, decompile, dissemble or extract, as applicable, any ideas, algorithms or procedures from the whole or any part of the other Party's Terminal, Equipment and Terminal Services accessed thereby, for any reason. Instinet and ENTITY each shall include this restriction in any relevant agreements with third parties, (including but not limited to license agreements and consulting agreements) relating to the other Party's Terminal, Equipment and Terminal Services accessed thereby, that are otherwise permitted under this Addendum and the Agreement.

9.    Crossing Services

        If either Instinet and/or ENTITY accesses the other Party's Crossing Services as part of the Terminal Services via the Terminal and Equipment. Instinet and ENTITY each acknowledges and agrees that the other Party has the right power and authority, which it may exercise in its sole discretion, to cancel trading through its crossing services in any stock at any time.

10.    Termination

a)
Either Instinet or ENTITY may terminate this Agreement, at any time, each in its sole discretion upon ten (10) calendar days prior written notice.

b)
This Addendum shall automatically terminate on the occurrence of termination of the Agreement in accordance with Section 17 thereof.

11.    Miscellaneous

a)
Except as specifically referenced in this Addendum, all terms and conditions of the Agreement shall remain in full force and effect.

b)
Unless specifically addressed in this Addendum, all terms and conditions of the Agreement shall govern ENTITY's and Instinet's use of the other Party's Terminal Services.

INSTINET CORPORATION		ARCHIPELAGO, L.L.C.
By:	/s/ JOAN WHITE	By:	/s/ MIKE CORMACK
Name: Joan White		Name: Mike Cormack
Title:		Title: President
Date:		Date: 4/19/01

Addendum to Mutual Services Agreement dated March 27, 2001

"SCHEDULE ONE"

LOCATION OF EQUIPMENT & EQUIPMENT CHARGES

            •    Instinet Corporation Terminal Services issued to:

Entity:
Address:
Address:

        The Terminal Services permit internal, registered end-users to place orders directly on Instinet's Book.

Id#	(Workstation/OMS) located at
Id#	(Workstation/OMS) located at
		One-Time Installation Charge	Monthly Charges
a)	Instinet Terminal	$[***]	$[***] per month
b)	Instinet Keyboard	N/A	N/A
c)	Instinet Printer	N/A	N/A
d)	Maintenance	N/A	$[***] per hour
e)	Transaction Charges (as per Schedule Two)
• ENTITY Terminal Services issued to:
Instinet Corporation 3 Times Square New York, NY 10036
Id#	(Workstation/OMS) located at
Id#	(Workstation/OMS) located at
		One-Time Installation Charge	Monthly Charges
a)	Entity Terminal	$	$	[***] per month
b)	Entity Keyboard	$	$	[***] per month
c)	Entity Printer	$	$	[***] per month
d)	Maintenance	$	$	[***] per month
e)	Transaction Charges (as per Schedule Three)

        *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum to Mutual Services Agreement dated March 27, 2001

"SCHEDULE TWO"

INSTINET CORPORATION: TRANSACTION CHARGES FOR USE OF THE
TERMINALS AND EQUIPMENT

        Monthly Schedule of Transaction Fees for trades executed with Instinet via an Instinet Workstation or QMS Terminal (this table does nor apply direct hit or take access via FIX):

OTC Trades (monthly rates):

Shares ([***])	Cents Per Share
[***] or less	$[***]
[***] – [***]	$[***]
[***] – [***]	$[***]
[***] – [***]	$[***]
[***] – [***]	$[***]
[***] – [***]	$[***][b]
[***] – [***]	$[***][c]
[***] – [***]	$[***]
[***] – [***]	$[***]
[***] – [***]	$[***]
[***] or more

a = [***] will not be considered in determining volume for any fee reductions.

b = The first [***] million shares are re-priced at $[***] cents per share after [***] million shares are traded. If [***]% or more of your business is in Listed shares, excluding DOT, your retroactive rate to share 1 decreases to $[***] cents per share.

c = The first [***] million shares are re-priced at $[***] cents per share after [***] million shares are traded.

Share Volume Calculation:

Price Per Share ("PPS") is calculated at NET volume (based on Terminal use only) which is, derived by taking TOTAL shares less DOT shares. less SelectNet shares. 1/2 Cross shares (shares traded internally) and 1/2 penny stock volume {sec below) traded. This PPS is then applied to all net shares and SelectNet shares (note char terminal use only can lower SelectNet rates per share: shares executed directly via FIX hit or lake access shall not reduce SelectNet:

Listed Trades (monthly rates)

Less than [***] shares: [***] on all Listed shares
More than [***] shares: See rate table above

Shares Routed Through DOT:

All DOT shares are priced at [***] per share.

Stocks Priced Under $3.00 (Penny Stocks)

For shares priced under S3.00. credit for volume discounts (in the fee schedule above) will be [***]. For example. if 100.000 shares of a stock priced at $2 per share arc traded, it will count as [***] shares ([***]) in the Fee schedule above.

Reduction or Elimination of Monthly Fees:

If a Client trades [***] shares through die Instinet System during My month at the same location specified on Schedule A, the monthly charge for the Client's first terminal/terminal ID will he eliminated for such month. Each addition full increment of [***] shares traded by the Client through the Instinet System during the month at such location will eliminate the monthly charges payable by the Client or an equivalent number of additional terminals/terminal IDs. [***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum to Mutual Services Agreement dated March 27, 2001

"SCHEDULE THREE"

ENTITY: TRANSACTION CHARGES FOR USE OF THE
TERMINALS AND EQUIPMENT

        Monthly Schedule of Transaction Fees for trades executed with ENTITY via:

MUTUAL SERVICES AGREEMENT ADDENDUM No. 2

This MUTUAL SERVICES AGREEMENT ADDENDUM No. 2 (this "Addendum") to the Mutual Services Agreement dated March 27, 2001 by and between Instinet Corporation ("Instinet") and Archipelago L.L.C. ("Entity") is entered into as of April 30, 2002, and is hereby attached to and made part of the Mutual Services Agreement. Instinet and Entity are sometimes referred to individually as a "Party" and collectively as the "Parties." All capitalized terms not specifically defined in this Addendum shall have the meanings ascribed them in the Mutual Services Agreement. The Mutual Services Agreement collectively with this Addendum may be referred to as the "Agreement"

TERMS AND CONDITIONS

        In consideration of the premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to supplement the Agreement as follows:

        1.     For purpose of the Agreement, Instinet's "BookStream Services" shall mean certain orders which comprise Instinet's delivered depth of book in certain market securities (OTC and Listed). The BookStream Services are provided for display purposes only. For purposes of the Agreement, all references to the Instinet Services shall be deemed to include the BookStream Services.

        2.     Instinet has created specifications for the BookStream Services which may be updated by Instinet from time to time (collectively, the "BookStream Specifications"). Instinet is willing to grant Entity, and Entity desires to obtain, a limited, non-exclusive and non-transferable license to use the BookStream Specifications for the sole purpose of developing an interface to the BookStream Services, subject to the terms and conditions contained in the Agreement. For purposes of the Agreement, the BookStream Specifications shall be deemed to be included in the Instinet Specifications and the interface to the Bookstream Services shall be included in the Interfaces.

        3.     For purposes of the Agreement, the "Entity Book Service" shall mean: information consisting of U.S. equities traded via Archipelago electronic crossing network, including bids to buy, offers to sell, and last sale data including price, change and volume, as reflected in Archipelago's electronic limit order book, and may include similar Data from additional third-party ECNs integrated into the Archipelago trading system. All references to Entity's Services in the Agreement shall be deemed to include the Entity Book Service.

        4.     ENTITY has develop specifications (the "Entity's Book Specifications") for the development of an interface to the Entity Book Service. Entity is willing to grant Instinet, and Instinet desires to obtain, a limited, non-exclusive and non-transferable license to use the Entity Specification for the sole purpose of developing an interface to the Entity Book Service, subject to the terms and conditions contained in the Agreement. For purposes of the Agreement, Entity's Book Specifications shall be deemed to be included in the Entity Specifications and the interface to the Entity Book Services shall be included in the Interfaces.

        5.     Instinet shall deliver the BookStream Services to Entity in the manner described in Schedule A (1) BookStream Delivery System (the "Instinet Delivery System") attached hereto and incorporated herein. Entity shall deliver the Entity Book Services to Instinet in the manner described in Schedule A (2) Entity Book Services Delivery System (the "Entity Delivery System") attached hereto and incorporated herein.

        6.     Entity and Instinet shall test and provide access to the other's Services in accordance with the terms and conditions of the Agreement.

        7.     Entity agrees, represents and warrants that is shall not, and it shall not knowingly permit any other party to, reproduce, redistribute or otherwise redisseminate in any way the BookStream Services or any portion thereof, except as expressly permitted in writing by Instinet and shall not change the content or value of the BookStream Services or any portion thereof in any way, nor recompile, aggregate, disaggregate or combine the BookStream Services or any portion thereof in any way.

        8.     Instinet agrees, represents and warrants that it shall not, and it shall not knowingly permit any other part to reproduce, redistribute or otherwise redisseminate in any way the [Book Services] or any portion thereof, except as expressly permitted in writing by Entity and shall not change the content or value of the Entity Book Services or any portion thereof in any way, nor recompile, aggregate, disaggregate or combine the Entity Book Services or any portion thereof in any way.

        9.     Instinet shall retain sole ownership of the BookStream Services, including all Intellectual Property rights (as defined herein) subsisting in or relating to the BookStream Services. Intellectual Property shall include, but not be limited to: (a) trademarks, service marks, logos, slogans, brand names, domain names, certification marks, trade dress, trade names, words, symbols and other indications of origin and the goodwill associated therewith, and all registrations of and renewal or extensions of the foregoing; (b) software, original works of authorship, copyrights and all renewals and translations thereof and any moral rights relating thereto; and (c) patents, utility models, industrial design, inventors' certificates and inventions. All goodwill arising from the use of the Instinet Marks and the Instinet Logo shall inure to the benefit of Instinet. Except as expressly contained herein, nothing shall be construed as granting or conferring any rights by license or otherwise to Entity or any third party to the BookStream Services or any other Intellectual Property or Confidential Matter of Instinet.

        10.   Entity shall retain sole ownership of the Entity Book Services, including all Intellectual Property rights (as defined herein) subsisting in or relating to the Entity Book Services. Intellectual Property shall include, but not be limited to: (a) trademarks, service marks, logos, slogans, brand names, domain names, certification marks, trade dress, trade names, words, symbols and other indications of origin and the goodwill associated therewith, and all registrations of and renewals or extensions of the foregoing; (b) software, original works of authorship, copyrights and all renewals and translations thereof and any moral rights relating thereto; and (c) patents, utility models, industrial designs, inventors' certificates and inventions. All goodwill arising from the use of the Entity Marks and the Entity Logo shall inure to the benefit of Instinet. Except as expressly contained herein, nothing shall be construed as granting or conferring any rights by license or otherwise to Instinet or any third party to the Entity Book Services or any other Intellectual Property or Confidential Matter of Entity.

        11.   All terms and conditions of the Agreement will remain in full force and effect between Entity and Instinet, and Instinet and Entity hereby ratify and affirm the terms and conditions of the Agreement.

        12.   This Addendum may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, authorized officers of the undersigned have caused this Entity Interface Agreement Addendum to be duly executed on their behalf, as of the day and year first written above.

INSTINET CORPORATION		ARCHIPELAGO L.L.C.
By:	/s/ CHRISTY COOK	By:	/s/ MIKE CORMACK
Name: Christy Cook		Name: Mike Cormack
Title Director		Title: President

SCHEDULE A(2)

Interim FIX 4.0/4.1 API for Archipelgo Book

Ryan Pierce	Copyright © 1997-9 Townsend Analytics Ltd.
November 17, 1999 Revision

Overview

        This document describes the Townsend Analytics Ltd. Implementation of the FIX Protocol's draft Market Data messages used to disseminate the Archipelago ECN's book.

        This document assumes a thorough understanding of the FIX 4.0 or 4.1 protocol available at http://www.fixprotocol.org/ as well as the Market Data Messages draft, dated November 17, 1999.

        This is an interim implementation of a draft specification that is scheduled for inclusion in the FIX 4.2 Specification. The FIX Technical Committee has read the draft once and made comments, as well as assigned message types and field tags, but this does not mean that the Market Data draft will not change prior to inclusion in FIX 4.2. The Market Data draft carries the following disclaimer:

    This is a FIX Technical Committee Working Draft for review by FIX Committee and Working Group members and interested parties. It is a draft document and may be updated, replaced, or obsoleted by other documents at any time. The ECNs and Exchanges Working Group will not allow early implementation to constrain its ability to make changes to this specification prior to final release. It is inappropriate to use FIX Technical Committee Working Drafts as reference material or to cite them as other than "works in progress".

        The Archipelago FIX Book Server will likely be kept recent relative to the latest working draft, and it is expected that early adopters of the FIX Market Data Specification do so as well.

FIX 4.0/4.1 API for Archipelago Book                                                                                                  11/17/99 Revision

FIX Application Protocol

        The FIX session used to disseminated the Archipelago book is dedicated to this purpose; it cannot be used for orders or trade reports. The only application messages sent form Archipelago to the client are Market Data—Incremental Refresh, MsgType=X. The messages are sent unsolicited; the client must not send a Market Data Request. Thus, the Market Data messages from Archipelago to the client will have no MDReqID.

        After Logon, Archipelago will send all orders currently in its book, as well as any additions, changes or deletions of them. Each order is represented by its own MDEntryID, which is unique among all currently live orders. As stated in the draft, an MDEntryID of a previously deleted entry may be reused, and Archipelago does this. At the client's request, MDEntryTime can be specified with each MDEntry; the default is not to send the MDEntryTime as it consumes additional bandwidth. Only bids and offers are sent; no records of trades, opening, or closing prices are sent. Orders preferenced to other ECNs or Market Makers are not sent via FIX, as they do not represent available liquidity in the ECN.

        The recovery model for unsolicited Market Data is purposefully left open in the Market Data draft specification so that firms can implement approaches that best meet the business needs of their clients. The recovery model for the Archipelago FIX Book Server is based on providing the client with an up to date view of the current state of the Archipelago Book as quickly as possible. Thus, we do not store or transmit any historical data for periods when clients are disconnected. If a client becomes disconnected, the client must invalidate and discard all Archipelago MDEntries and reconnect. The Archipelago FIX Book Server will begin by sending MDEntries for all orders currently in the Archipelago book, and then any changes to the book.

Copyright© 1997-9 Townsend Analytics Ltd. Proprietary and Confidential	Page 2 of 3

FIX 4.0/4.1 API for Archipelago Book                                                                                                  11/17/99 Revision

FIX Session Protocol

        The client will initiate a TCP connection to a server IP address and port specified by Archipelago. Both FIX 4.0 and FIX 4.1 are supported, however this must be configured in advance. The CompID of Archipelago is "TAL" and the CompID of the client must be configured in advance.

        Due to the specialized nature of transmitting book data, The Archipelago FIX Book Server does not support the full FIX session protocol. One critical distinction is that Resend Requests to Archipelago are rejected. This happens because Archipelago begins each FIX connection with the state of the current book and does not support historical queries, hence Resend Request to recover lost messages become irrelevant.

        Due to this recovery design, the rigidity in the standard session layer regarding sequence numbering should be relaxed. The Archipelago FIX Book Server begins each day with a sequence number of 1, and keeps incrementing it. If the client disconnects and reconnects, Archipelago will send its Logon with the next consecutive sequence number. The Archipelago FIX Book Server will accept a Logon from the client, regardless of sequence number, and begin incrementing the next expected sequence number from there, without attempting to send Resend Requests. It is required that the client similarly accept a Logon with any sequence number from the Archipelago FIX Book Server will reject such Resend Requests.

        Like a standard FIX session, Archipelago will send heartbeats at an interval of 30 seconds of inactivity, as stated in Archipelago's Logon message, and will require the client to issue sequential heartbeats at the interval the client specifies in the client's Logon message.

Revision History

11/4/1999	Initial Release
11/17/1999	Updated the document with the latest status of the draft, which includes using real message types and field tags.
Copyright© 1997-9 Townsend Analytics Ltd. Proprietary and Confidential	Page 3 of 3

MUTUAL SERVICES AGREEMENT ADDENDUM NO. 3

        This MUTUAL SERVICES AGREEMENT ADDENDUM NO. 3 (this "Addendum No. 3") to the Mutual Services Agreement dated March 27, 2001 and as amended on April 15, 2002, by and between Instinet Corporation ("Instinet") and Wave Securities, L.L.C., formerly known as Archipelago, L.L.C. ("Entity") is entered into as of May 31, 2002, and is hereby attached to and made part of the Mutual Services Agreement. Instinet and Entity are sometimes referred to individually as a "Party" and collectively as the "Parties." All capitalized terms no specifically defined in this Addendum No. 3 shall have the meanings ascribed them in the Mutual Services Agreement and/or Addendum No. 2. The Mutual Services Agreement collectively with Addendum No. 2 and this Addendum No. 3 may be referred to as the "Agreement."

TERMS AND CONDITIONS

        In consideration of the premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to supplement the Agreement as follows:

  1.
  For purposes of the Agreement, Listed Orders shall be included in the Instinet Services. Therefore, Section 3(a) of the Agreement shall be amended to include the following:

  For purposes of this Agreement, the Instinet Services shall also include the ability to execute Listed Orders where "Listed Orders" shall be defined as orders available to Instinet clients in securities listed on the New York and American Stock Exchanges (or other regional exchanges) where Instinet includes such orders in Instinet's delivered top of book.

  2.
  For purposes of the Agreement, listed orders shall be included in the Entity's Services. Therefore, Section 3(b) of the Agreement shall be amended to include the following:

  For purposes of this Agreement, Entity's Services shall also include the ability to execute Listed Orders where "Listed Orders" shall mean orders available to Entity clients in securities listed on the New York and American Stock Exchanges (or other regional exchanges) where Entity includes such orders in Entity's delivered top of book.

  3.
  In addition, for purposes of clarification, the Parties agree that whenever a Party executes a trade, that Party is responsible for reporting such trade.

  4.
  The Share Volume/Price Per Share in Schedule A to the Agreement (Schedule of Charges and Location of Equipment for the Instinet Services) is hereby amended to include Listed Orders as follows:

Share Volume	Price per Share
LISTED
[***] – [***] million	$	[***]
[***] million+	$	[***]
  5.
  The Share Volume/Price Per Share in Schedule B to the Agreement (Schedule of Charges and Location of Equipment for the Entity Services) is hereby amended to include Listed Orders as follows:

Share Volume	Price per Share
LISTED
[***] – [***] million	$	[***]
[***] million+	$	[***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

  6.
  All terms and conditions of the Agreement will remain in full force and effect between entity and Instinet, and Instinet and Entity hereby ratify and affirm the terms and conditions of the Agreement.

  7.
  This Addendum may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, authorized officers of the undersigned have caused this Mutual Services Agreement Addendum to be duly executed on their behalf, as of the day and year first written above.

INSTINET CORPORATION	Wave Securities, L.L.C.
By:	By:	/s/ MIKE CORMACK
Name:	Name: Mike Cormack
Title:	Title: President

QuickLinks

  Exhibit 10.2
MUTUAL SERVICES AGREEMENT
WITNESSETH
TERMS AND CONDITIONS
Mutual Services Agreement dated March 27, 2001 "SCHEDULE A" SCHEDULE OF CHARGES AND LOCATION OF EQUIPMENT FOR THE INSTINET SERVICES
"SCHEDULE B" SCHEDULE OF CHARGES AND LOCATION OF EQUIPMENT FOR THE ENTITY SERVICES
Mutual Services Agreement dated March 27,2001 "SCHEDULE C" INSTINET CLEARING ARRANGEMENTS
Mutual Services Agreement dated March 27, 2001 "SCHEDULE D" ENTITY CLEARING ARRANGEMENTS
ADDENDUM TO MUTUAL SERVICES AGREEMENT For Mutual Provision of TERMINAL SERVICES
RECITALS
TERMS AND CONDITIONS
Addendum to Mutual Services Agreement dated March 27, 2001 "SCHEDULE ONE" LOCATION OF EQUIPMENT & EQUIPMENT CHARGES
Addendum to Mutual Services Agreement dated March 27, 2001 "SCHEDULE TWO" INSTINET CORPORATION: TRANSACTION CHARGES FOR USE OF THE TERMINALS AND EQUIPMENT
Addendum to Mutual Services Agreement dated March 27, 2001 "SCHEDULE THREE" ENTITY: TRANSACTION CHARGES FOR USE OF THE TERMINALS AND EQUIPMENT
MUTUAL SERVICES AGREEMENT ADDENDUM No. 2
TERMS AND CONDITIONS
SCHEDULE A(2) Interim FIX 4.0/4.1 API for Archipelgo Book
MUTUAL SERVICES AGREEMENT ADDENDUM NO. 3
TERMS AND CONDITIONS